                                                                   EXHIBIT 6.(A)


SHORT CERTIFICATE

                                STATE OF NEW YORK

                              INSURANCE DEPARTMENT

                              SALVATORE R. CURIALE
                           SUPERINTENDENT OF INSURANCE


It is hereby certified that the annexed copy of Declaration of Intention and Charter of PRESIDENTIAL LIFE INSURANCE COMPANY, of Nyack, New York, as filed in this Department May 19, 1965, with amendments to date, has been compared with the original on file in this Department and that it is a correct transcript therefrom and of the whole of said original.

                                       In Witness Whereof, I have hereunto set
                                       my hand and affixed the official seal of this Department at the City of Albany, this 20th day of May, 1994.


[SEAL]                                 [SIG]

                                       Deputy Superintendent Insurance

                    DECLARATION OF INTENTION AND CHARTER OF
                      PRESIDENTIAL LIFE INSURANCE COMPANY

     We, the undersigned, all being natural persons of full age, and at least two-thirds of us citizens of the United States, and at least one of us a resident of the State of New York, do hereby declare our intention to form a corporation for the purpose of doing the kinds of insurance business authorized by Paragraphs 1, 2 and 3 of Section 46 of the Insurance Law of the State of New York, and for that purpose do adopt the following Charter, to wit:-

                                    CHARTER

     Section 1. The name of this corporation shall be PRESIDENTIAL LIFE INSURANCE COMPANY.

     Section 2. The principal office of this company shall be located in New City, County of Rockland, State of New York.

     Section 3. The kinds of insurance business to be transacted by the corporation shall be as authorized by Section 46, Paragraphs 1, 2 and 3 of the Insurance Law of the State of New York.

     i. "Life insurance," meaning every insurance upon the lives of human beings and every insurance appertaining thereto. The business of life insurance shall be deemed to include the granting of endowment benefits; additional benefits in the event of death by accident or accidental means; additional benefits operating to safeguard the contract from lapse, or to provide a special surrender value, in the event of total and permanent disability of the insured; and optional modes of settlement of proceeds.

     ii. "Annuities," meaning all agreements to make periodical payments where the making or continuance of all or of some of a series of such payments, or the amount of any such payment, is dependent upon the continuance of human life, except payments made under the authority of paragraph one.

          Any such agreement made in connection with a qualified pension, profit-sharing or annuity plan may provide that any amounts paid to the insurer to provide annuities shall be allocated by the insurer to one or more separate accounts.

          iii. "Accident and health insurance," meaning (a) Insurance against death or personal injury by accident or by any specified kind or kinds of accident and insurance against sickness, ailment or bodily injury, including insurance providing disability benefits pursuant to article nine of the workmen's compensation law, except as specified in subparagraph (b) following; and

          (b) Non-cancellable disability insurance, meaning insurance against disability resulting from sickness, ailment or bodily injury, (but not including insurance solely against accidental injury) under any contract which does not give the insurer the option to cancel or otherwise terminate the contract at or after one year from its effective date or renewal date.

          Section 4. The mode and manner in which the corporate powers of this corporation shall be exercised are through a board of directors and through such officers and agents as such board shall empower.

          Section 5. The number of the directors of this corporation shall be not less than thirteen (13) nor more than nineteen (19), and in no case shall the number of directors be less than thirteen (13).

          Section 6. The directors of the corporation shall be elected at the annual meeting of stockholders of the corporation.

     The annual meeting of the stockholders of the corporation shall be held on the first Tuesday of April each and every year, or if the first Tuesday of April in any year be a legal holiday then the next succeeding business day. At such annual meeting not less than thirteen directors shall be elected for the ensuing year, the directors to take office immediately upon election and to hold office until the next annual meeting and until their successors are elected. At each annual meeting, each stock-holder of record on the books of the corporation, who shall have held his shares in his own name for at least thirty days prior to the meeting, shall be entitled to one vote in person or by proxy for each share of stock so held by him. Directors shall be chosen and elected by plurality of the whole number of shares voted at the meeting.

          Whenever any vacancies occur in the board of directors by death, resignation or removal or otherwise, the remaining members of the board, at a meeting called for that purpose, or at any regular meeting shall elect a director or directors to fill the vacancy or vacancies thus occasioned, and each director so elected shall hold office for the unexpired term of the director whose place he has taken.

          Section 7. Each director shall be at least 21 years of age and at all times a majority of the directors of this corporation shall be citizens and residents of this State or of adjoining States, and not less than three thereof shall be residents of this State.

          Section 8. The names and post office addresses of the directors who shall serve until the first annual meeting of this Corporation are:

     HERBERT KURZ        residing at  9 Richard Drive
                                      West Nyack, New York

     AARON L. JACOBY     residing at  15 Clark Street
                                      Brooklyn, New York

B. BERNARD GREIDINGER    residing at 8100 Bay Parkway
                                     Brooklyn, New York

FREDERICK PALMER         residing at North Broadway
                                     Upper Nyack, New York

CALLMAN GOTTESMAN        residing at 391 Eastwood Road
                                     Woodmere, New York

HAROLD LEVIN             residing at 912 Fifth Avenue
                                     New York, New York

DAVID SCRIBNER           residing at 160 East 88th Street
                                     New York City, N.Y.

SIDNEY RIVKIN            residing at 3 Washington Square Village
                                     New York, New York

ALBERT C. STEHLE         residing at 37 Praire Avenue
                                     Suffern, New York

WILLIAM NEEDLE           residing at 229 Storer Avenue
                                     New Rochelle, New York

KENNETH B. CLARK         residing at 17 Pinecrest Drive
                                     Hastings-on-Hudson, New York

MORTON B. SILBERMAN      residing at 270 Blauvelt Road
                                     Pearl River, New York

BURTON H. HANFT          residing at 23 Pebble Lane,
                                     Roslyn Heights, New York

IRVING L. SCHWARTZ       residing at 10 East End Avenue
                                     New York, New York

     Section 9. The duration of the corporate existence of this corporation shall be perpetual.

     Section 10. The amount of the capital of this corporation shall be One Million Dollars ($1,000,000) to consist of Five hundred thousand (500,000) shares of capital stock each having a par value of Two Dollars ($2.00).

     Section 11. The Board of Directors, at a meeting held at any time prior to the first annual meeting of the members, and thereafter at its annual meeting, which shall be held immediately after the annual meeting of the members, shall elect from its own number a President, a Secretary and a Treasurer, and it may at its option at any time appoint or elect such other officers as shall be provided in the by-laws. In case a quorum is not present at such meeting, the same shall be adjourned to another day by the directors present. Officers elected by the Board shall respectively hold office until the next annual meeting, and until their successors are chosen and have qualified. Other officers shall serve at the pleasure of the Board, unless otherwise provided in the by-laws. Vacancies in the elective offices occurring in the interval between annual meetings may be filled at any time by the Board of Directors, and a person so elected shall hold office until his successor is chosen and has qualified.

     IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed our
seals this 18th day of March   ,     .


                                        /s/ HERBERT KURZ, L.S.
                                        ----------------------------------------
                                        HERBERT KURZ


                                        /s/ AARON L. JACOBY L.S.
                                        ----------------------------------------
                                        AARON L. JACOBY

                                        /s/ B. BERNARD GREIDINGER L.S.
                                        ----------------------------------------
                                        B. BERNARD GREIDINGER


                                        /s/ FREDERICK PALMER L.S.
                                        ----------------------------------------
                                        FREDERICK PALMER


                                        /s/ CALLMAN GOTTESMAN L.S.
                                        ----------------------------------------
                                        CALLMAN GOTTESMAN


                                        /s/ HAROLD LEVIN L.S.
                                        ----------------------------------------
                                        HAROLD LEVIN


                                        /s/ DAVID SCRIBNER L.S.
                                        ----------------------------------------
                                        DAVID SCRIBNER


                                        /s/ SIDNEY RIVKIN L.S.
                                        ----------------------------------------
                                        SIDNEY RIVKIN


                                        /s/ ALBERT C. STEHLE L.S.
                                        ----------------------------------------
                                        ALBERT C. STEHLE


                                        /s/ WILLIAM NEEDLE L.S.
                                        ----------------------------------------
                                        WILLIAM NEEDLE


                                        /s/ KENNETH B. CLARK L.S.
                                        ----------------------------------------
                                        KENNETH B. CLARK


                                        /s/ MORTON B. SILBERMAN L.S.
                                        ----------------------------------------
                                        MORTON B. SILBERMAN


                                        /s/ JOHN J. LYNCH L.S.
                                        ----------------------------------------
                                        JOHN J. LYNCH


STATE OF NEW YORK      )
                       )  SS.:
COUNTY OF NEW YORK     )

     On this 18th day of March, 1965, before me personally came HERBERT KURZ, AARON L. JACOBY, B. BERNARD GREIDINGER, FREDERICK PALMER, CALLMAN GOTTESMAN, HAROLD LEVIN, JOHN J. LYNCH, DAVID SCRIBNER, SIDNEY RIVKIN, ALBERT C. STEHLE, WILLIAM NEEDLE, KENNETH B. CLARK, MORTON B. SILBERMAN, to me personally known and known to me to be the persons who executed the foregoing instrument, and they severally duly acknowledged before me that they executed the same.


                                        /s/ IRVING PORTNOY
                                        ----------------------------------------
                                        Notary Public

                                        IRVING PORTNOY
                                        NOTARY PUBLIC, STATE OF NEW YORK
                                        NO. [ILLEGIBLE]
                                        QUALIFIED IN [ILLEGIBLE] COUNTY
                                        [ILLEGIBLE]
                                        COMMISSION EXPIRES [ILLEGIBLE]

                      CERTIFICATE OF AMENDMENT OF CHARTER

                                       OF

                      PRESIDENTIAL LIFE INSURANCE COMPANY

              (Under Section 805 of the Business Corporation Law)


     We, the undersigned, HERBERT KURZ, Chairman of the Board, and DONNA MONACELLI, Secretary, respectively, of PRESIDENTIAL LIFE INSURANCE COMPANY, hereby certify:

     1.   The name of the corporation is PRESIDENTIAL LIFE INSURANCE COMPANY.

     2. The charter of the corporation was filed with the New York State Insurance Department on the 19th day of March, 1965.

     3. In accordance with Section 801 (b)(14) of the Business Corporation Law, the Charter is hereby amended as follows:

          "Section 11. The Board of Directors, at a meeting held at any time prior to the first annual meeting of the members, and thereafter at its annual meeting, which shall be held immediately after the annual meeting of the members, shall elect a President, a Secretary and a Treasurer, and it may at its option at any time appoint or elect such other officers as shall be provided in the by-laws. Any two or more offices may be held by the same person, except the offices of President and Secretary. In case a quorum is not present at such meeting, the same shall be adjourned to another day by the directors present. Officers elected by the Board shall respectively hold office until the next annual meeting, and until their successors are chosen and have qualified. Other officers shall serve at the pleasure of the Board, unless otherwise provided in the by-laws. Vacancies in the elective offices occurring in the internal between annual meetings may be filled at any time by the Board of Directors, and a person so elected shall hold office until his successors is chosen and has qualified."

     4. The foregoing amendment to the charter was authorized by vote of the holders of a majority of all the outstanding shares entitled to vote thereon at a meeting of the shareholders.

                IN WITNESS WHEREOF, this certificate has been signed this 22nd day of March, 1994.


                                            /s/ HERBERT KURZ
                                            -----------------------------------
                                            Herbert Kurz, Chairman of the Board


                                            /s/ DONNA MONACELLI
                                            -----------------------------------
                                            Donna Monacelli, Secretary


STATE OF NEW YORK   )
                    :SS
COUNTY OF NEW YORK  )

                DONNA MONACELLI, being duly sworn, deposes and says that she is the Secretary of Presidential Life Insurance Company, the corporation named in the within Certificate of Amendment; that she has read the foregoing certificate and knows the contents thereof; that the same is true to her own knowledge.


                                               /s/ DONNA MONACELLI
                                               ---------------------------------
                                               Donna Monacelli

Sworn to before me this
22nd day of March, 1994.


/s/ DOREEN T. POMPA
----------------------------------
Notary Public

DOREEN T. POMPA
Notary Public, State of New York
No. 01P05016377
Qualified in Oranco County
Commission Expires August 9, 1995

                      CERTIFICATE OF AMENDMENT OF CHARTER
                                       OF
                      PRESIDENTIAL LIFE INSURANCE COMPANY

              (Under Section 805 of the Business Corporation Law)

          We, the undersigned, HERBERT KURZ, President, and CALLMAN GOTTESMAN, Secretary, respectively, of PRESIDENTIAL LIFE INSURANCE COMPANY, hereby certify:

          1. The name of the corporation is PRESIDENTIAL LIFE INSURANCE COMPANY.

          2. The charter of the corporation was filed with the New York State Insurance Department on the 19th day of March, 1965.

          3. The charter is amended as authorized by Section 801(b)(9) of the Business Corporation Law, to increase the par value of the authorized and issued shares of capital stock from Four and 22/100 Dollars ($4.22) to Five and 265/100 Dollars ($5.265) per share.

          4. Section 10 of the charter, which contains the statement with respect to authorized shares, is hereby amended as follows:

               "Section 10. The amount of the capital of this
              corporation shall be $2,500,875, to consist of 475,000 shares of capital stock each share having a par value of $5.265."

          5. The foregoing amendment to the charter was authorized by vote of the holders of a majority of all the outstanding shares entitled to vote thereon at a meeting of the shareholders.

                IN WITNESS WHEREOF, this certificate has been signed this 4th day of April, 1990.


                                               /s/ HERBERT KURZ
                                               --------------------------------
                                               HERBERT KURZ, President


                                               /s/ CALLMAN GOTTESMAN
                                               --------------------------------
                                               CALLMAN GOTTESMAN, Secretary


STATE OF NEW YORK   )
                    :SS
COUNTY OF NEW YORK  )

                CALLMAN GOTTESMAN, being duly sworn, deposes and says that he is the Secretary of Presidential Life Insurance Company, the corporation named in the within Certificate of Amendment; that he has read the foregoing certificate and knows the contents thereof; that the same is true to his own knowledge.


                                               /s/ CALLMAN GOTTESMAN
                                               ---------------------------------
                                               CALLMAN GOTTESMAN

Sworn to before me this
4th day of April, 1990.


/s/ JOYCE FORTUNE LACHTER
----------------------------------
Notary Public

JOYCE FORTUNE LACHTER
Notary Public, State of New York
No. 41-2227800
Qualified in Queens County
Commission Expires Oct. 31, 1991

                      CERTIFICATE OF AMENDMENT OF CHARTER
                                       OF
                      PRESIDENTIAL LIFE INSURANCE COMPANY
              (Under Section 805 of the Business Corporation Law)

     WE, the undersigned, HERBERT KURZ, President, and CALLMAN GOTTESMAN, Secretary, respectively, of PRESIDENTIAL LIFE INSURANCE COMPANY, hereby certify:

     1. The name of the corporation is PRESIDENTIAL LIFE INSURANCE COMPANY.

     2. The charter of the corporation was filed with the New York State Insurance Department on the 19th day of March, 1965.

     3. The charter is amended, as authorized by Section 801(b)(9) of the Business Corporation Law, to increase the par value of the authorized and issued shares of capital stock from Three and 16/100 Dollars ($3.16) to Four and 22/100 Dollars ($4.22) per share.

     4. Section 10 of the charter, which contains the statement with respect to authorized shares, is hereby amended as follows:

               "Section 10. The amount of the capital of this
              corporation shall be $2,004,500, to consist of 475,000 shares of capital stock, each share having a par value of $4.22."

     5. The foregoing amendment to the charter was authorized by vote of the holders of a majority of all the outstanding shares entitled to vote thereon at a meeting of the shareholders.


                IN WITNESS WHEREOF, this certificate has been signed this 18th day of November, 1981.


                                               /s/ HERBERT KURZ
                                               --------------------------------
                                               HERBERT KURZ, President


                                               /s/ CALLMAN GOTTESMAN
                                               --------------------------------
                                               CALLMAN GOTTESMAN, Secretary


STATE OF NEW YORK   )
                    :SS
COUNTY OF NEW YORK  )

                CALLMAN GOTTESMAN, being duly sworn, deposes and says that he is the Secretary of Presidential Life Insurance Company, the corporation named in the within Certificate of Amendment; that he has read the foregoing certificate and knows the contents thereof; that the same is true to his own knowledge.


                                               /s/ CALLMAN GOTTESMAN
                                               ---------------------------------
                                               CALLMAN GOTTESMAN

Sworn to before me this
18th day of November, 1981.


/s/ THEODORE A. PALMER
----------------------------------
Notary Public

THEODORE A. PALMER
Notary Public, State of New York
No. 51-4624852
Qualified in New York County
Commission Expires March 30, 1982

                      CERTIFICATE OF AMENDMENT OF CHARTER

                                       OF

                      PRESIDENTIAL LIFE INSURANCE COMPANY

              (Under Section 805 of the Business Corporation Law)


     WE, the undersigned, HERBERT KURZ, President, and CALLMAN GOTTESMAN, Secretary, respectively, of PRESIDENTIAL LIFE INSURANCE COMPANY, hereby certify:

     1.   The name of the corporation is PRESIDENTIAL LIFE INSURANCE COMPANY.

     2. The charter of the corporation was filed with the New York State Insurance Department on the 19th day of March, 1965.

     3. The charter is amended, as authorized by Section 801(b)(9) of the Business Corporation Law, to increase the par value of the authorized and issued shares of capital stock from Two and 53/100 Dollars ($2.53) to Three and 16/100 Dollars ($3.16) per share.

     4. Section 10 of the charter, which contains the statement with respect to authorized shares, is hereby amended as follows:

          "Section 10. The amount of the capital of this corporation shall be $1,501,000, to consist of 475,000 shares of capital stock, each share having a par value of $3.16."

     5. The foregoing amendment to the charter was authorized by vote of the holders of a majority of all the outstanding shares entitled to vote thereon at a meeting of the shareholders.


                IN WITNESS WHEREOF, this certificate has been signed this 17th day of August, 1981.


                                               /s/ HERBERT KURZ
                                               --------------------------------
                                               HERBERT KURZ, President


                                               /s/ CALLMAN GOTTESMAN
                                               --------------------------------
                                               CALLMAN GOTTESMAN, Secretary


STATE OF NEW YORK   )
                    :SS
COUNTY OF NEW YORK  )

                CALLMAN GOTTESMAN, being duly sworn, deposes and says that he is the Secretary of Presidential Life Insurance Company, the corporation named in the within Certificate of Amendment; that he has read the foregoing certificate and knows the contents thereof; that the same is true to his own knowledge.


                                               /s/ CALLMAN GOTTESMAN
                                               ---------------------------------
                                               CALLMAN GOTTESMAN

Sworn to before me this
17th day of August, 1981.


/s/ THEODORE A. PALMER
----------------------------------
Notary Public

THEODORE A. PALMER
Notary Public, State of New York
No. 51-4624852
Qualified in New York County
Commission Expires March 30, 1982

                       CERTIFICATE OF AMENDMENT OF CHARTER

                                       OF

                       PRESIDENTIAL LIFE INSURANCE COMPANY
               (Under Section 805 of the Business Corporation Law)

        WE, the undersigned, HERBERT KURZ, President, and CALLMAN GOTTESMAN, Secretary, respectively, of PRESIDENTIAL LIFE INSURANCE COMPANY, hereby certify:

        1.      The name of the corporation is PRESIDENTIAL LIFE INSURANCE
COMPANY.

        2. The charter of the corporation was filed with the New York State Insurance Department on the 19th day of March, 1965.

        3. The charter is amended, as authorized by Section 801(b)(9) of the Business Corporation Law, to increase the par value of the authorized and issued shares of capital stock from Two and 32/100 Dollars ($2.32) per share to Two and 53/100 Dollars ($2.53) per share.

        4. Section 10 of the charter, which contains the statement with respect to authorized shares, is hereby amended as follows:

                "Section 10. The amount of the capital of this corporation shall be $1,201,750, to consist of 475,000 shares of capital stock, each share having a par value of $2.53."

        5. The foregoing amendment to the charter was authorized by vote of the holders of a majority of all the outstanding shares entitled to vote thereon at a meeting of the shareholders.

     IN WITNESS WHEREOF, this certificate has been signed this 21st day of April, 1981.


                                                       /s/  HERBERT KURZ
                                                  ----------------------------
                                                    HERBERT KURZ, President


                                                     /s/  CALLMAN GOTTESMAN
                                                  ----------------------------
                                                  CALLMAN GOTTESMAN, Secretary


STATE OF NEW YORK  )
                   :SS
COUNTY OF NEW YORK )

     CALLMAN GOTTESMAN, being duly sworn, deposes and says that he is the Secretary of PRESIDENTIAL LIFE INSURANCE COMPANY, the corporation named in the within Certificate of Amendment: that he has read the foregoing certificate and knows the contents thereof; that the same is true to his own knowledge.



                                                     /s/  CALLMAN GOTTESMAN
                                                  ----------------------------
                                                       CALLMAN GOTTESMAN


Sworn to before me this
21st day of April, 1981



  /s/ THEODORE A. PALMER
------------------------
     Notary Public


         THEODORE A. PALMER
  Notary Public State of New York
            [ILLEGIBLE]
   Qualified in New York County
Commission Expires [ILLEGIBLE] 1982

                      CERTIFICATE OF AMENDMENT OF CHARTER

                                       of

                      PRESIDENTIAL LIFE INSURANCE COMPANY

              (Under Section 805 of the Business Corporation Law)

     WE, the undersigned, HERBERT KURZ, President, and CALLMAN GOTTESMAN, Secretary, respectively, of PRESIDENTIAL LIFE INSURANCE COMPANY, hereby certify:

     1.   The name of the corporation is PRESIDENTIAL LIFE INSURANCE COMPANY.

     2. The charter of the corporation was filed with the New York State Insurance Department on the 19th day of March, 1965.

     3. The charter is amended, as authorized by Section 801(b)(9) of the Business Corporation Law, to increase the par value of the authorized and issued shares of capital stock from Two and 12/100 Dollars ($2.12) per share to Two and 32/100 Dollars ($2.32) per share.

     4. Section 10 of the charter, which contains the statement with respect to authorized shares is hereby amended as follows:

          "Section 10. The amount of the capital of this corporation shall be $1,102,000, to consist of 475,000 shares of capital stock, each share having a par value of $2.32."

     5. The foregoing amendment to the charter was authorized by vote of the holders of a majority of all the outstanding shares entitled to vote thereon at a meeting of the shareholders.

     IN WITNESS WHEREOF, this certificate has been signed this 17th day of April, 1978.



                                   /s/ HERBERT KURZ
                                   --------------------------
                                   HERBERT KURZ, President



                                   /s/  CALLMAN GOTTESMAN
                                   ---------------------------
                                   CALLMAN GOTTESMAN, Secretary

STATE OF NEW YORK  )
                   :SS
COUNTY OF NEW YORK )

     CALLMAN GOTTESMAN, being duly sworn, deposes and says that he is the Secretary of Presidential Life Insurance Company, the corporation named in the within Certificate of Amendment; that he has read the foregoing certificate and knows the contents thereof; that the same is true to his own knowledge.



                                                     /s/  CALLMAN GOTTESMAN
                                                  ----------------------------
                                                       CALLMAN GOTTESMAN

Sworn to before me this
17th day of April, 1978

       [SIG]
-----------------------
    [ILLEGIBLE]
    [ILLEGIBLE]
    [ILLEGIBLE]
    [ILLEGIBLE]
    [ILLEGIBLE]

                      CERTIFICATE OF AMENDMENT OF CHARTER

                                       of

                      PRESIDENTIAL LIFE INSURANCE COMPANY

               Under Section 805 of the Business Corporation Law

     WE, the undersigned, HERBERT KURZ, President, and CALLMAN GOTTESMAN, Secretary, respectively, of PRESIDENTIAL LIFE INSURANCE COMPANY, hereby certify:

     1.   The name of the corporation is PRESIDENTIAL LIFE INSURANCE COMPANY.

     2. The charter of the corporation was filed with the New York State Insurance Department on the 19th day of March, 1965.

     3. The charter is amended, as authorized by Section 801(b)(9) of the Business Corporation Law, to increase the par value of the authorized and issued shares of capital stock from Two Dollars ($2.00) per share to Two and 12/100 Dollars ($2.12) per share.

     4. Section 10 of the charter, which contains the statement with respect to authorized shares is hereby amended as follows:

            "Section 10.      The amount of the capital of this corporation
            shall be $1,007,000 to consist of 475,000 shares of capital stock, cash share having a par value of $2.12."

         5. The foregoing amendment to the charter was authorized by vote of the holders of a majority of all the outstanding shares entitled to vote thereon at a meeting of the shareholders.

         IN WITNESS WHEREOF, this certificate has been signed this 21st day of March, 1974.



                                                  /s/ HERBERT KURZ
                                                  ----------------------------
                                                  HERBERT KURZ, President




                                                  /s/ CALLMAN GOTTESMAN
                                                  ----------------------------
                                                  CALLMAN GOTTESMAN, Secretary


STATE OF NEW YORK  )
                   : SS
COUNTY OF NEW YORK )


            CALLMAN GOTTESMAN, being duly sworn, deposes and says that he is the Secretary of PRESIDENTIAL LIFE INSURANCE COMPANY, the corporation named in the within Certificate of Amendment; that he has read the foregoing certificate and knows the contents thereof; that the same is true to his own knowledge.


                                                  /s/ CALLMAN GOTTESMAN
                                                  ----------------------------
                                                  CALLMAN GOTTESMAN



Sworn to before me this
21st day of March, 1974



         [SIG]
--------------------------
      [ILLEGIBLE]
      [ILLEGIBLE]
      [ILLEGIBLE]
      [ILLEGIBLE]
      [ILLEGIBLE]

                      CERTIFICATE OF AMENDMENT OF CHARTER

                                       of

                      PRESIDENTIAL LIFE INSURANCE COMPANY
                      -----------------------------------


      Under Section 805 of the Business Corporation Law


      WE, the undersigned, HERBERT KURZ, President, and CALLMAN GOTTESMAN, Secretary, respectively, of PRESIDENTIAL LIFE INSURANCE COMPANY, hereby certify:


      1.    The name of the corporation is PRESIDENTIAL LIFE INSURANCE COMPANY.


      2. The charter of the corporation was filed with the New York State Insurance Department on the 19th day of March, 1965.

      3. The charter is amended, as authorized by Section 801 of the Business Corporation Law, to effect the following amendment:


            Section 10 of the charter, which contains the statement with respect to authorized shares is hereby amended as follows:


            "Section 10. The amount of the capital of this corporation shall be $950,000, to consist of 475,000 shares of capital stock, each share having a par value of $2.00. The stated capital of the corporation is reduced from $1,000,000 to $950,000."

      4. The foregoing amendment to the charter was authorized by vote of the holders of a majority of all the outstanding shares entitled to vote thereon at a meeting of the shareholders.

            IN WITNESS EHEREOF, this certificate has been signed this 12th day of December, 1973.


         IN WITNESS WHEREOF, this certificate has been signed this 21st day of March, 1974.



                                                  /s/ HERBERT KURZ
                                                  ----------------------------
                                                  HERBERT KURZ, PRESIDENT




                                                  /s/ CALLMAN GOTTESMAN
                                                  ----------------------------
                                                  CALLMAN GOTTESMAN, Secretary


STATE OF NEW YORK  )
                   : SS
COUNTY OF NEW YORK )


            CALLMAN GOTTESMAN, being duly sworn, deposes and says that he is the Secretary of PRESIDENTIAL LIFE INSURANCE COMPANY, the corporation named in the within Certificate of Amendment; that he has read the foregoing certificate and knows the contents thereof; that the same is true to his own knowledge.


                                                  /s/ CALLMAN GOTTESMAN
                                                  ----------------------------
                                                  CALLMAN GOTTESMAN



Sworn to before me this
21st day of March, 1974


         [SIG]
--------------------------
     Notary Public
      [ILLEGIBLE]
      [ILLEGIBLE]
      [ILLEGIBLE]
      [ILLEGIBLE]
      [ILLEGIBLE]

                      CERTIFICATE OF AMENDMENT OF CHARTER
                                       OF
                      PRESIDENTIAL LIFE INSURANCE COMPANY
                      -----------------------------------



            Under Section 805 of the Business Corporation Law

             WE, the undersigned, HERBERT KURZ, President, and CALLMAN GOTTESMAN, Secretary, respectively of PRESIDENTIAL LIFE INSURANCE COMPANY, hereby certify:

            1.  The name of the corporation is PRESIDENTIAL LIFE INSURANCE
COMPANY.

            2. The charter of the corporation was filed with the New York State Insurance Department on the 19th day of March, 1965.

            3. The charter is amended, as authorized by Section 801 of the Business Corporation Law, to effect the following amendment:

                Section 10 of the charter, which contains the statement with respect to authorized shares is hereby amended as follows:

                   "Section 10.  The amount of the capital of this corporation shall be $1,000,000, to consist of 500,000 shares of the capital stock, each share having a par value of $2.00. The stated capital of the corporation is increased from $950,000 to $1,000,000."

     4. The foregoing amendment to the charter was authorized by vote of the holders of a majority of all the outstanding shares entitled to vote thereon at a meeting of the shareholders.

     IN WITNESS WHEREOF, this certificate has been signed this 27th day of May, 1968.


                         /s/ HERBERT KURZ
                         ---------------------------
                         HERBERT KURZ, President



                         /s/ CALLMAN GOTTESMAN
                         ----------------------------
                         CALLMAN GOTTESMAN, Secretary


STATE OF NEW YORK   )
                    :SS
COUNTY OF NEW YORK  )

     CALLMAN GOTTESMAN, being duly sworn, deposes and says that he is the Secretary of PRESIDENTIAL LIFE INSURANCE COMPANY, the corporation named in the within Certificate of Amendment; that he has read the foregoing certificate and knows the contents thereof; that the same is true to his own knowledge.


                         /s/ CALLMAN GOTTESMAN
                         ----------------------------
                         CALLMAN GOTTESMAN



Sworn to before me this
27th day of May, 1968



--------------------------------
         Notary Public
      ARNOLD C. ABRAMOWITZ
 Notary Public, State of New York
        No. [ILLEGIBLE]
  Qualified in [ILLEGIBLE] only
 Cert. filed in New York County
Commission Expires March 30, 1970

                          CERTIFICATE OF CHANGE AS TO

                      PRESIDENTIAL LIFE INSURANCE COMPANY

               Under Section 805 of the Business Corporation Law


     WE, the undersigned, HERBERT KURZ, President, and CALLMAN GOTTESMAN, Secretary, respectively of PRESIDENTIAL LIFE INSURANCE COMPANY, hereby certify as follows:

     1.   The name of the corporation is PRESIDENTIAL LIFE INSURANCE COMPANY.

     2. The charter of the corporation was filed with the New York State Insurance Department on the 19th day of March 1965.

     3. The charter is changed by changing Section 2 which sets forth the location of the company's office to read as follows:

          "Section 2. The principal office of this company shall be located in the County of Rockland, State of New York."

     4. The change of the charter of the corporation was approved by or pursuant to authorization of the board of directors.

                IN WITNESS WHEREOF, this certificate has been signed this 15th day of April, 1967.


                                               /s/ HERBERT KURZ
                                               --------------------------------
                                               HERBERT KURZ, President


                                               /s/ CALLMAN GOTTESMAN
                                               --------------------------------
                                               CALLMAN GOTTESMAN, Secretary


STATE OF NEW YORK   )
                    :SS
COUNTY OF NEW YORK  )

                CALLMAN GOTTESMAN, being duly sworn, deposes and says that he is the Secretary of PRESIDENTIAL LIFE INSURANCE COMPANY, the corporation named in the within Certificate of Change; that he has read the foregoing certificate and knows the contents thereof; that the same is true to his own knowledge.


                                               /s/ CALLMAN GOTTESMAN
                                               ---------------------------------
                                               CALLMMAN GOTTESMAN

Sworn to before me this
15th day of April, 1967.


/s/ ARNOLD C. ABRAMOWITZ
----------------------------------
Notary Public

ARNOLD C. ABRAMOWITZ
Notary Public, State of New York
No. 41-[ILLEGIBLE] in Queens Co.
Cert. filed in New York County
Commission Expires March 30, 1968

                      CERTIFICATE OF AMENDMENT OF CHARTER

                                       of

                      PRESIDENTIAL LIFE INSURANCE COMPANY

               Under Section 805 of the Business Corporation Law


     WE, the undersigned, HERBERT KURZ, President, and CALLMAN GOTTESMAN, Secretary, respectively of PRESIDENTIAL LIFE INSURANCE COMPANY, hereby certify:

     1.   The name of the corporation is PRESIDENTIAL LIFE INSURANCE COMPANY.

     2. The charter of the corporation was filed with the New York State Insurance Department on the 19th day of March, 1965.

     3. The charter is amended, as authorized by Section 801 of the Business Corporation law, to effect the following amendment:

          Section 10 of the charter, which contains the statement with respect to authorized shares is hereby amended as follows:

          "Section 10. The amount of the capital of this corporation shall be $950,000 to consist of 475,000 shares of capital stock, each share having a par value of $2.00. The stated capital of the corporation is reduced from $1,000,000 to $950,000."

                4. The foregoing amendment to the charter was authorized by vote of the holders of a majority of all the outstanding shares entitled to vote thereon at a meeting of the shareholders.

                IN WITNESS WHEREOF, this certificate has been signed this 18th day of April, 1967.


                                               /s/ HERBERT KURZ
                                               --------------------------------
                                               HERBERT KURZ, President


                                               /s/ CALLMAN GOTTESMAN
                                               --------------------------------
                                               CALLMAN GOTTESMAN, Secretary


STATE OF NEW YORK   )
                    :SS
COUNTY OF NEW YORK  )

                CALLMAN GOTTESMAN, being duly sworn, deposes and says that he is the Secretary of PRESIDENTIAL LIFE INSURANCE COMPANY, the corporation named in the within Certificate of Change; that he has read the foregoing certificate and knows the contents thereof; that the same is true to his own knowledge.


                                               /s/ CALLMAN GOTTESMAN
                                               ---------------------------------
                                               CALLMMAN GOTTESMAN

Sworn to before me this
18th day of April, 1967.


/s/ ARNOLD C. ABRAMOWITZ
----------------------------------
Notary Public

ARNOLD C. ABRAMOWITZ
Notary Public, State of New York
No. 41-[ILLEGIBLE] in Queens Co.
Cert. filed in New York County
Commission Expires March 30, 1968